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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[X]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous
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El Paso

                         Investor Meetings
------------------------------------------------------------

                                        April 2003

Cautionary Statement Regarding Forward-looking Statements
------------------------------------------------------------

This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the successful implementation of the 2003 business plan; the successful implementation of the settlement related to the western energy crisis; actions by credit rating agencies; our ability to attract and retain qualified members of the Board of Directors and senior management; our ability to divest of certain non-core assets; material and adverse impacts from our proxy contest with Selim Zilkha/Oscar Wyatt; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

Additional Important Information
------------------------------------------------------------

On April 9, 2003, El Paso Corporation filed a preliminary proxy statement relating to its 2003 annual meeting with the Securities and Exchange Commission. Prior to the annual meeting, El Paso will furnish a definitive proxy statement to its shareholders, together with a WHITE proxy card. Shareholders are strongly advised to read El Paso's proxy statement as it contains important information.

Shareholders may obtain a copy of El Paso's preliminary proxy statement, any amendments or supplements to the proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the preliminary proxy statement and any amendments and supplements are available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, P.O. Box 2511, Houston, TX 77252. In addition, copies of El Paso's proxy materials may be requested by contacting El Paso's proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

To the extent that individual customers, independent industry researchers, financial analysts, or El Paso commissioned research, are quoted in this document, it is El Paso's policy to use reasonable efforts to verify the source and accuracy of the quote. El Paso has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. This document may contain expressions of opinion and belief.
Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of El Paso.

Information  regarding the names, affiliation and  interests of  individuals  who  may  be  deemed  participants  in  the
solicitation  of  proxies  of  El  Paso's  shareholders   is
contained in El Paso's preliminary proxy statement.

El Paso has made significant progress on its operational and financial plan

Progress to Date
-------------------------------------------------------------
  * Completed or signed asset sales of more than $2.2
     billion; more than 63% of the company's goal of $3.4
     billion for 2003
  * Substantially reduced capex to $2.6 billion;
     35% decrease from 2002
  * Sold our European natural gas trading book
  * Completed $1.9 billion of financings
  * Reached an agreement in principle resolving the principal litigation and claims relating to the sale or delivery of natural gas and/or electricity in the Western U.S.

Next Steps
-------------------------------------------------------------

  * The Board of Directors has formed a long- range planning committee to ensure that El Paso maximizes all opportunities inherent in its core businesses
  * Undertaking top-to-bottom analysis to achieve substantial further cost reductions and design most cost-efficient structure possible for our businesses
  * Targeting at least $250 MM of additional pre-tax cost savings and business efficiencies beyond $150 MM previously announced by the end of 2004
     - Expected from corporate expense reductions and budgeted cost savings and revenue enhancements at business unit level.

Financial Progress
-------------------------------------------------------------

  * Refinanced both the Clydesdale and Trinity River preferred interests of consolidated subsidiaries and restructured the related cash restrictions
  * Issued $700 MM in senior unsecured notes at Southern
     Natural Gas Company and
     ANR Pipeline Company
  * Issued $1.2 billion 2-year term loan secured by certain of the company's natural gas and oil properties
  * Repaid the $1 billion Limestone Notes in March
  * Extended the maturity of our $3 billion revolving credit facility through mid-year 2005

$3 Billion Bank Facility Details
-------------------------------------------------------------

  *    Secured by equity interests in:
       --   TGP            --  ANR Storage
       --   EPNG           --  Bear Creek Storage
       --   ANR            --  EPN common units
       --   WIC            --  2nd lien on CIG and E&P
                               assets under term loan

  * Pledged interests secure the $3 billion revolving credit bank facility, the $1 billion revolving credit bank facility, and approximately $1 billion of various other financings

$3 Billion Bank Facility Details
-------------------------------------------------------------

  *    Rate: Libor + 350 Bps; 75 Bps undrawn
  *    $1.5 billion of letter of credit capacity
  *    Expires June 30, 2005
  *    75% debt/capital limit
  * TGP and EPNG will no longer be guarantors after 120 days and certain other conditions are met
  * Mandatory repayment requirements only reach to security provided to the banks

Production

-------------------------------------------------------------
                El Paso Production Company is
            the industry leader in deep drilling.
 In 2002, El Paso was the most active driller in the United States. Its three core areas are south Texas and the Texas coastal plains, the deep shelf play in the Gulf of Mexico, and
                coalbed methane development.
 El Paso possesses one of the industry's largest inventories of drilling prospects

South Texas Drilling Inventory Continues to Expand
-------------------------------------------------------------

[Graphic of South Texas Drilling]

Pueblo
Proved:   80 Bcfe
Probable: 70 Bcfe

North Monte Christo
Original: 550 Bcfe
Current:  1,416 Bcfe
Probable: 300 Bcfe

South East McCook
Proved:       51 Bcfe
Probable: 30 Bcfe

Samano
Proved:      134 Bcfe
Probable:      50 Bcfe

Stratton
Proved:      47 Bcfe
Probable:      60 Bcfe

Santa Fe Ranch
Proved:   250 Bcfe
Probable: 50 Bcfe

Jeffress Field
Original: 600 Bcfe
Current:  1,400 Bcfe
Probable: 200 Bcfe

Trend Totals
Proved:   3,378 Bcfe
Probable: 750 Bcfe
   Total:   4,128 Bcfe

A New South Texas Vicksburg Trend is Emerging
-------------------------------------------------------------
[Graphic of Vicksburg Fairway]

Jarita Lake
265 Bcfe Potential

Los Indios
325 Bcfe Potential

Sal del Rey
480 Bcfe Potential

North Monte Christo
500 Bcfe Potential

Callo de Grullo
150 Bcfe Potential

May
100 Bcfe Potential
15,400', 262' Pay

Anschutz/Yturria
New Well 7 MMcf/d
40 Bcfe Potential

Mesa del Ray
200 Bcfe Potential

Cascabel
265 Bcfe Potential
Discovery at 16,500'
Drilling to 22,000

** Proposed Locations

Upper Gulf Coast Wilcox Discoveries
-------------------------------------------------------------
[Graphic of Upper Gulf Coast]

Trend Total
     Proved:   309 Bcfe
     Probable: 501 Bcfe
          Total:         810 Bcfe

Ryan/SW Speaks
Proved:        30 Bcfe
Probable:  141 Bcfe
Deepest well in Lavaca Co.-19,375'
Completing at 18,900

Hope
Proved:      19 Bcfe
Probable:  68 Bcfe

McCaskill
Proved:        24 Bcfe
Probable:  200 Bcfe

Southwest Bonus
Proved:      111 Bcfe
Probable:    20 Bcfe

Dry Hollow
Proved:      125 Bcfe
Probable:    72 Bcfe

Deep  Shelf  Gulf of Mexico (Below 15,000') 60 Prospects  in
Inventory
-------------------------------------------------------------
[Graphic of Texas/Louisiana Coast]

*    67% success rate since 2000
*    Average IP 42.4 MMcf/d and 2,749 Bbl/d
*    Average reserves/well 33.3 Bcfe

Recent Deep Shelf Discoveries
-------------------------------------------------------------

                                    Depth     Net Pay
------------------------------------------------------------
EC 81
 Testing 18.0 MMcf/d; 500 Bc/d at   14,398'    63'
   5,500 psi

Browning (HI 115)                   19,800'    85'
 Drilling to 22,000'

Blue Devils (ST 212)                17,116'    78'
 Estimated capacity 80 MMcf/d

Jim Bob Mountain                    20,090'    113'
 Restricted test 14.5
 MMcf/d;1,250 Bc/d at 13,670 psi

 Estimated capacity 60 MMcf/d

EPPC  is  Developing  a New Deep Play in  British  Columbia:
Bubbles
-------------------------------------------------------------
[Graphic of British Columbia]

225,000 net acres
under lease

Canadian Drilling Activity
-------------------------------------------------------------

Prospect                                        Net Pay
-------------------------------------------------------
*    Bubbles area
     - d-47-a: Producing 25 MMcf/d at 2,800 psi.
       Limited by plant capacity; estimated
       deliverability 40 MMcf/d                  140'
     - c-40-a:  Prep to test.  Estimated
       deliverability 50 MMcf/d                  160'
     - b-29-a: Prep to test. Estimated            20'
       deliverability 5 Mmcf/d

*    Sundown
     - d-85-g: Tested 10 MMcf/d at 1,300 psi.     20'
       Waiting on pipeline
     - c-83-g: Tested 20 MMcf/d at 1,300 psi.
       Waiting on pipeline                        25'
     - c-86-g: Tested 5 MMcf/d at 1,300 psi.
       Waiting on pipeline                        15'

*    Lynx
     - 4-2-61-9W6: Tested 15 MMcf/d at 2,200
       psi. Waiting on pipeline                   30'

Anticipated maximum capacity at year-end 2003   145 MMcf/d

Pipeline Group
-------------------------------------------------------------
             El Paso has North America's leading
natural gas franchise with the strongest group of interstate pipeline assets.
    The Pipeline Group is positioned for continued strong performance and growth through increased connectivity, strategic pipeline expansions, and financially disciplined
                     and safe operations

North America's Premier Pipeline Franchise
-------------------------------------------------------------

[Graphic of United States]

Great Lakes Gas Transmission (50%)
2,100 miles; 3 Bcf

Colorado Interstate Gas
5,200 miles; 5 Bcf

ANR Pipeline
10,600 miles; 6 Bcf

Portland Natural Gas Transmission (30%)
300 miles; .2 Bcf

Tennessee Gas Pipeline
14,200 miles; 6 Bcf

Elba Island LNG
4 Bcf

Florida Gas Transmission (50%)
4,800 miles; 2 Bcf

Southern Natural Gas
8,200 miles; 3 Bcf

El Paso Natural Gas
10,400 miles; 5 Bcf

Strong System Fundamentals
-------------------------------------------------------------
  *  Leading assets
     -  Strongest group of pipeline assets
     -  Premier markets and supply access
  *  Outstanding performance
     - Safe, efficient, reliable, and environmentally-sound operations
     -  SNG, Elba Island, FGT, PNGTS, GLGT, CIG, WIC, and
        Mojave essentially fully contracted at or near full tariff rates
     - EPNG essentially fully contracted at or near full tariff rates prior to Enron bankruptcy and capacity re-allocation
     -  Successful re-contracting on Tennessee Gas Pipeline and
        ANR Pipeline
  *  Value
     -  Favorable macro trends
     -  Growth opportunities

Value Drivers
-------------------------------------------------------------
  *    Customer relations
  *    Connectivity
  *    Weather
  *    Cost control

Strategies
-------------------------------------------------------------
  *    New connections to growing markets
       --   New England         --  Georgia
       --   New York            --  South Carolina
       --   Mexico              --  Ohio
       --   Alabama             --  Florida
  *    Supply connectivity
            Connection to new sources
            *    Targeted deep water hubs
            *    Northern Rocky Mountains
            *    Bahama LNG
            *    Elba Island LNG
            *    Scotian Shelf-Blue Atlantic
            *    Artic gas "B to C"
            New connections to traditional sources
            *    Gulf of Mexico
            *    Canadian sources

Major Expansion Opportunities
-------------------------------------------------------------
[Graphic Map of the United States]

CIG Medicine Bow Expansion
April 2004
205 MMcf/d

CIG Cheyenne Plains Expansion
August 2005
540 MMcf/d

ANR Westleg Expansion
November 2004
220 MMcf/d

TGP Northeast ConneXion
November 2005
150 MMcf/d

SNG South System I & II
2002/2004 phased-in
666 MMcf/d

SNG Elba Island Expansion
March 2006
3.5 Bcf

Seafarer Pipeline
2005/2006 phased-in
1,000 MMcf/d

TGP South Texas
Expansion (Rio Bravo)
September 2003
320 MMcf/d

EPNG Line 2000
Power Up
July 2004
320 MMcf/d

Summary
-------------------------------------------------------------

  *    El Paso's outlook is steadily improving
       - Asset sale program on schedule
       - Significant financing milestones achieved
       - Liquidity much improved
       - Core businesses performing well
  *    Longer-term, natural gas fundamentals are compelling
       - El Paso's pipelines will benefit from push for infrastructure development
       - Production company's deep drilling expertise delivering excellent results; successful technology transfers to new areas
       - EPN will be a major participant in Gulf of Mexico infrastructure development
  *    El Paso is committed to increasing shareholder value

Proxy Contest
-------------------------------------------------------------

El Paso is Nominating a Strong Board
-------------------------------------------------------------
  * Process  designed  to ensure continuity while  effecting
     measured   change  in  composition  of  our  Board   of
     Directors
  * Added four directors with outstanding backgrounds and substantial management expertise in the energy industry
  * Combined expertise of our nominees and the mix of new directors with directors with detailed knowledge of El
     Paso   will  create  a  Board  of  Directors  that   is
     particularly well equipped to help us achieve our long-
     term goals
  * Three   directors  are  not  standing  for  re-election:
     Messrs. Allumbaugh, Gibbons, and Wise
  * All but one of our nominees are independent

El Paso is Nominating a Strong Board
-------------------------------------------------------------

  * 11 of our nominees have substantial experience serving on public company boards, based on years of directorship service and number of boards
  * 5 have extensive management and operating experience
     in the energy industry
  * 4  are  prior Coastal board members and 2 are  prior
     Sonat board members
  * 4   hold   or   have  held  the  position  of  Chairman,
     President, or CEO of a NYSE company
  * El Paso's board nominees have operating experience at more than a dozen energy companies, including Conoco, CONSOL, Lone Star Gas, Ocean Energy, Phillips, Shell, Sonat, Texaco, Transocean, Union Texas Petroleum, and United Meridian

Corporate Governance
-------------------------------------------------------------
               El Paso's corporate governance
                 policies meet or exceed all
               requirements of Sarbanes-Oxley,
                  SEC, and NYSE regulations

Board of Directors
-------------------------------------------------------------
  * All of the company's non-management Directors (11 out of 12 nominees) meet NYSE independence standards
  * El Paso Directors cannot serve on the boards of more than 4 other public companies
  * Directors are required to attend a full day program of continuing board education at least once every 2 years
  * Company   has  a  mandatory  age  limit  that  precludes
     Directors   standing  for  re-election  in   the   year
     following their 73rd birthday
  * El    Paso   has   adopted   minimum   stock   ownership
     requirements for Directors and executive officers

Lead Director
-------------------------------------------------------------
  * Since September 2002, El Paso has had a Lead Director to lead executive sessions of the Board of Directors
  * The Board of Directors regularly meets in executive session without any member of management present-John Bissell recently named as Lead Director

Committees
-------------------------------------------------------------
  * Audit  committee consists solely of Directors  who  meet
     the    heightened    audit    committee    independence
     requirements and NYSE's financial literacy standards, and includes a "financial expert"
  * Audit Committee members cannot serve on more than two other public company audit committees
  * Company's   compensation   and   governance   committees
     consist solely of independent Directors
  * Compensation committee now consists of Bissell and Wyatt plus new Directors Whitmire, Dunlap, and Talbert
  * Each  committee  is authorized  to  engage  its  own
     advisors and counsel
  * Company's  corporate  governance  guidelines   and   the
     committee charters reflecting its NYSE-required and other governance policies are publicly available

  Pro Shareholder Takeover  Profile
-------------------------------------------------------------
  *    No staggered Board of Directors
  *    No rights plan or "poison pill"
  *    El   Paso   proposes  to  eliminate  its  "Fair   Price"
       supermajority charter provision at this year's annual meeting

  Zilkha/Wyatt Proxy Contest
-------------------------------------------------------------

         EL PASO SOUGHT TO AVOID THIS PROXY CONTEST:

  * Consistently sought to engage Mr. Zilkha in dialogues to address his concerns, including meetings with him and his advisors
  * Offered Mr. Zilkha the opportunity to submit candidates for nomination to the Board of Directors
  * Despite these efforts, Mr. Zilkha rejected the company's proposals and chose to launch the Zilkha/Wyatt proxy campaign

  Zilkha/Wyatt Proxy Contest
-------------------------------------------------------------
              MR. ZILKHA IS NOT FOCUSED ON THE
                      COMPANY'S FUTURE

  * Criticized strategic decisions which El Paso's Board approved
     while Zilkha was  serving  as   a   director  or  advisory
     director  of  the Company
  * During Zilkha's service as a director from October 1999 until January 2001 he voted in favor of all board decisions and as an advisory director from January 2001 until June 2002, Zilkha did not dissent from any board decision
  * Voluntarily chose to relinquish his role as an advisory director to be free from limitations on his personal sales of El Paso stock

  Zilkha/Wyatt Proxy Contest
-------------------------------------------------------------

  * Zilkha/Wyatt have not provided a business plan upon which to elect their nominees
  * Zilkha has admitted he does not have the information to develop a detailed business plan or strategy, and that it would be inappropriate for him to do so
  * Zilkha/Wyatt have proposed the unconventional step of having a committee of 4 of their nominees run El Paso on a day-to-day basis until a CEO is hired

  Zilkha/Wyatt Proxy Contest
-------------------------------------------------------------
   EL PASO BELIEVES THE INTERESTS OF OSCAR WYATT CONFLICT
      WITH THE INTERESTS OF THE COMPANY'S SHAREHOLDERS


  * Oscar Wyatt is working closely with Mr. Zilkha and sharing the costs of the proxy contest
  * Mr. Wyatt is the lead plaintiff in a shareholder suit against El Paso
  * Mr. Wyatt is the defendant in a lawsuit brought by El Paso resulting from his default on payment of a company loan guarantee in the amount of $2.5 MM plus interest
  * He has formed an energy company, NuCoastal, which has attempted to acquire assets that compete with El Paso, including Enron's Transwestern pipeline;
  * Mr. Wyatt has also bid on El Paso assets(1)

  (1) The Oil Daily, March 20, 2003.

  Conclusion
-------------------------------------------------------------
  * El Paso's Board of Directors and management are strong and have made excellent progress
  * Current business plan is on track and we are focused on delivering substantial shareholder value
  * Zilkha/Wyatt  have  offered no alternative  business plan
  * We believe that shareholders should reject the Zilkha/Wyatt proposal

  Board Nominees
-------------------------------------------------------------

John M. Bissell                  Chairman of the Board, BISSELL Inc.
Lead Director                    Grand  Rapids, MI: Floor  Care,
Director since: 2001             Appliance     and     Detergent
Member:  Audit and Compensation  manufacturer
Committees
Age: 72                          Previously:  Director  of   The
                                 Coastal             Corporation
                                 (1985-2000);    Director     of
                                 American    Natural   Resources
                                 Company, (1983-1996)

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Juan Carlos Braniff              Vice Chairman, Grupo Financiero
                                 BBVA Bancomer
Director since: 1997             Mexico City, Mexico: Commercial
Chairman: Audit Committee        Banking Institution
Member: Finance Committee
Age: 45                          Member of Board of Directors of
                                 Fomento   Economico   Mexicano,
                                 S.A.  de  C.V.  and  Coca  Cola
                                 FEMSA, S.A. de C.V.

                                 Previously:  Grupo   Financiero
                                 BBVA   Bancomer  Deputy   Chief
                                 Executive  Officer  of   Retail
                                 Banking  (1994-1999), Executive
                                 Vice   President   of   Capital
                                 Investments    and     Mortgage
                                 Banking (1991-1994)

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James L. Dunlap                  Member of Board of Directors of
                                 Massachusetts    Mutual    Life
Director since: April 2003       Insurance Company
Member:    Compensation  and
Governance Committees            Previously:   Vice    Chairman,
Age: 65                          President  and Chief  Operating
                                 Officer  of Ocean Energy/United
                                 Meridian            Corporation
                                 (1996-1999),    Senior     Vice
                                 President   of   Texaco    Inc.
                                 (1994-1996),    President    of
                                 Texaco    U.S.A.   (1987-1994),
                                 President  and Chief  Executive
                                 Officer  of Texaco Canada  Inc.
                                 (1984-1986), Vice  Chairman  of
                                 Texaco Ltd, London (1982-1983)

-----------------------------------------------------------------
Robert W. Goldman                Business Consultant

Director since: February 2003    Previously:     Senior     Vice
Chairman: Finance Committee      President,  Finance  and  Chief
Member: Audit Committee          Financial  Officer  of   Conoco
Age: 60                          Inc.   (1998-2002)   and   Vice
                                 President,Finance  (1991-1998);
                                 Held      various     executive
                                 positions with Conoco Inc.  and
                                 E.I.  Du Pont de Nemours & Co.,
                                 Inc.;
                                 Vice  President and  Controller
                                 of  Conoco Inc. and Chairman of
                                 the Accounting Committee of the
                                 American Petroleum Institute

-----------------------------------------------------------------

Anthony W. Hall, Jr.             City Attorney, City of Houston,
                                 Texas
Director since: 2001
Member:  Governance and Finance  Previously:  Director  of   The
Committees                       Coastal Corporation (1999-2001)
Age: 58                          Partner in the Houston law firm
                                 of
                                 Jackson Walker, LLP

-----------------------------------------------------------------
Ronald L. Kuehn, Jr.             Chairman of the Board and Chief
                                 Executive Officer,
Director since: 1999             El Paso Corporation
Age: 68                          Houston, TX: Diversified Energy
                                 Company

                                 Member of Board of Directors of
                                 AmSouth         Bancorporation,
                                 Praxair,  Inc. and  The  Dun  &
                                 Bradstreet Corporation

                                 Previously: Lead Director of El
                                 Paso (2002-2003); Non-executive
                                 Chairman  of  the Board  of  El
                                 Paso (1999-2000); President and
                                 CEO  of Sonat Inc. (1984-1999);
                                 Chairman of the Board of  Sonat
                                 Inc. (1986-1999)

-----------------------------------------------------------------

J. Carleton MacNeil, Jr.         Financial           Consultant,
                                 securities    brokerage     and
Director since: 2001             investments
Member:  Audit  and  Governance
Committees                       Previously:  Director  of   The
Age: 68                          Coastal             Corporation
                                 (1997-2001);    Director     of
                                 American    Natural   Resources
                                 Company (1993-1996)

-----------------------------------------------------------------

Thomas R. McDade                 Senior  Partner, McDade  Fogler
                                 Maines, L.L.P.
Director since: 2001             Houston, TX: Law Firm
Member: Finance Committee
Age: 70                          Previously:  Director  of   The
                                 Coastal             Corporation
                                 (1993-2001); Director of Equity
                                 Corporation      International;
                                 Senior  Partner  with  the  law
                                 firm Fulbright & Jaworski

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J. Michael Talbert               Chairman    of    the    Board,
                                 Transocean Inc.
Director since: April 2003       Houston,  TX: Offshore Drilling
Member:    Compensation and      Company
Finance Committees
Age: 56                          Member of Board of Directors of
                                 Transocean Inc. (since 1994)

                                 Previously:  CEO of  Transocean
                                 Inc.    and   its   predecessor
                                 companies          (1994-2002);
                                 President and CEO of Lone  Star
                                 Gas     Company    (1990-1994);
                                 President  of Texas Oil  &  Gas
                                 Company (1987 to 1990); Various
                                 positions at Shell Oil Company
                                 (1970- 1982); Formerly Chairman
                                 of     the    National    Ocean
                                 Industries Association

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Malcolm Wallop                   Chairman,   Western    Strategy
                                 Group
Director since: 1995             Arlington, VA: Consulting Group
Chairman: Governance Committee
Member: Audit Committee          President, Frontiers of Freedom
Age: 70                          Foundation,
                                 Arlington,    VA:     Political
                                 Foundation

                                 Member of Board of Directors of
                                 Hubbell Inc. and Sheridan State
                                 Bank

                                 Previously:   Member   of   the
                                 United  States  Senate  for  18
                                 years

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John Whitmire                    Chairman  of the Board,  CONSOL
                                 Energy, Inc.
Director since: March 2003       Pittsburgh,    PA:    Multifuel
Member: Compensation Committee   Energy   Provider  and   Energy
Age : 62                         Service Provider

                                 Member of Board of Directors of
                                 GlobalSantaFe

                                 Previously: Chairman and CEO of
                                 Union Texas Petroleum Holdings,
                                 Inc.
                                 (1996-1998); More than 30 years
                                 serving    Phillips   Petroleum
                                 Company  in  various  positions
                                 including    Executive     Vice
                                 President   of  Worldwide   E&P
                                 (1992-1996) and Vice  President
                                 of     North    American    E&P
                                 (1988-1992);  Member   of   the
                                 Phillips   Petroleum    Company
                                 Board of Directors (1994-1996)

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Joe B. Wyatt                     Chancellor Emeritus, Vanderbilt
                                 University
Director since: 1999             Nashville, TN: Higher Education

Chairman:          Compensation  Member   of   the   Board    of
Committee                        Directors of Ingram Micro, Inc.
Member: Governance Committee     and Hercules, Inc., Chairman of
Age: 67                          the  Board  for the  University
                                 Research Association, Inc.  and
                                 New American Schools, Inc.

                                 Principal   of  the  Washington
                                 Advisory    Group,    LLC    of
                                 Washington, D.C.

                                 Previously:  Chancellor,  Chief
                                 Executive  Officer and  Trustee
                                 of  Vanderbilt  University  for
                                 more than 18 years; Director of
                                 Sonat Inc. (1984-1999)